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                                                           Exhibit 99 (n)






              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated February 18, 2004, in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-2) (No. 333-113562) of ING Clarion Global Real Estate Income Fund.

                                            /s/ Ernst & Young LLP


Philadelphia,Pennsylvania
May 5, 2004